Quarterly Report
September 30, 2022
MFS®  Utilities Series
MFS® Variable Insurance Trust
VUF-Q3

Portfolio of Investments
9/30/22 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.7%
Cable TV – 1.4%
Charter Communications, Inc., “A” (a)	54,653	$16,578,988
Energy - Renewables – 4.9%
AES Corp.	1,001,704	$22,638,511
EDP Renovaveis S.A.	1,651,749	33,947,667
		$56,586,178
Natural Gas - Distribution – 2.9%
Atmos Energy Corp.	209,818	$21,369,963
China Resources Gas Group Ltd.	2,043,500	6,450,035
UGI Corp.	182,535	5,901,357
		$33,721,355
Telecommunications - Wireless – 4.3%
Cellnex Telecom S.A.	904,796	$27,896,098
Rogers Communications, Inc., “B” (l)	226,125	8,710,400
SBA Communications Corp., REIT	46,708	13,295,432
		$49,901,930
Telephone Services – 0.6%
Hellenic Telecommunications Organization S.A.	435,158	$6,333,178
Utilities - Electric Power – 82.6%
ALLETE, Inc.	184,734	$9,245,937
Alliant Energy Corp.	333,717	17,683,664
Ameren Corp.	317,545	25,578,250
American Electric Power Co., Inc.	447,187	38,659,316
CenterPoint Energy, Inc.	760,057	21,418,406
CLP Holdings Ltd.	933,500	7,034,498
Constellation Energy	417,073	34,696,303
Dominion Energy, Inc.	795,344	54,966,224
DTE Energy Co.	324,333	37,314,512
Duke Energy Corp.	105,479	9,811,657
E.ON SE	2,148,884	16,629,086
Edison International	601,225	34,017,310
Enel S.p.A.	5,423,963	22,227,529
Energias de Portugal S.A.	3,171,763	13,730,988
Energisa S.A., IEU	775,800	6,024,500
Entergy Corp.	251,637	25,322,231
Equatorial Energia S.A.	1,284,200	6,403,919
Evergy, Inc.	406,419	24,141,289
Exelon Corp.	988,099	37,014,190
FirstEnergy Corp.	651,737	24,114,269
Iberdrola S.A.	3,595,634	33,426,373
National Grid PLC	1,139,325	11,757,652
NextEra Energy, Inc.	1,818,027	142,551,498
PG&E Corp. (a)	4,617,543	57,719,287
Pinnacle West Capital Corp.	205,015	13,225,518
Portland General Electric Co.	128,030	5,564,184
PPL Corp.	1,013,629	25,695,495
Public Service Enterprise Group, Inc.	411,566	23,142,356
RWE AG	863,947	31,788,727
Sempra Energy	421,146	63,146,632
Southern Co.	743,747	50,574,796
SSE PLC	1,466,442	24,863,597

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Vistra Corp.	221,413	$4,649,673
		$954,139,866
Total Common Stocks		$1,117,261,495
Convertible Preferred Stocks – 0.6%
Utilities - Electric Power – 0.6%
DTE Energy Co., 6.25%	64,750	$3,246,565
NextEra Energy, Inc., 5.279%	64,600	3,215,788
Total Convertible Preferred Stocks		$6,462,353
Investment Companies (h) – 1.9%
Money Market Funds – 1.9%
MFS Institutional Money Market Portfolio, 2.64% (v)	21,377,213	$21,379,351
Collateral for Securities Loaned – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07% (j)	1,724,133	$1,724,133

Other Assets, Less Liabilities – 0.7%		8,151,164
Net Assets – 100.0%		$1,154,978,496
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $21,379,351 and $1,125,447,981, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 9/30/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	8,428,741	CAD	10,917,664	Merrill Lynch International	10/21/2022	$525,480
USD	81,122,014	EUR	79,197,514	BNP Paribas S.A.	10/21/2022	3,414,004
USD	868,844	EUR	848,283	Brown Brothers Harriman	10/21/2022	36,515
USD	1,667,441	EUR	1,629,779	HSBC Bank	10/21/2022	68,315
USD	65,368,657	EUR	64,368,992	State Street Bank Corp.	10/21/2022	2,210,283
USD	30,532,984	GBP	25,690,028	BNP Paribas S.A.	10/21/2022	1,838,255
USD	2,469,024	GBP	2,163,639	Merrill Lynch International	10/21/2022	52,326
						$8,145,178
Liability Derivatives
CAD	1,291,016	USD	971,822	Brown Brothers Harriman	10/21/2022	$(37,260)

Portfolio of Investments (unaudited) – continued

Forward Foreign Currency Exchange Contracts − continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives − continued
CAD	1,354,333	USD	1,048,281	State Street Bank Corp.	10/21/2022	$(67,884)
EUR	1,047,438	USD	1,069,013	Brown Brothers Harriman	10/21/2022	(41,274)
EUR	1,129,926	USD	1,159,913	Morgan Stanley Capital Services, Inc.	10/21/2022	(51,238)
EUR	4,758,125	USD	4,899,468	State Street Bank Corp.	10/21/2022	(230,832)
GBP	265,149	USD	317,565	Brown Brothers Harriman	10/21/2022	(21,404)
GBP	2,965,226	USD	3,555,418	HSBC Bank	10/21/2022	(243,380)
						$(693,272)
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
9/30/22 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of September 30, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$866,499,601	$—	$—	$866,499,601
Spain	—	61,322,471	—	61,322,471
Germany	16,629,086	31,788,727	—	48,417,813
Portugal	—	47,678,655	—	47,678,655
United Kingdom	—	36,621,249	—	36,621,249
Italy	—	22,227,529	—	22,227,529
Brazil	12,428,419	—	—	12,428,419
Canada	8,710,400	—	—	8,710,400
Hong Kong	—	7,034,498	—	7,034,498
Other Countries	6,333,178	6,450,035	—	12,783,213
Mutual Funds	23,103,484	—	—	23,103,484
Total	$933,704,168	$213,123,164	$—	$1,146,827,332
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$8,145,178	$—	$8,145,178
Forward Foreign Currency Exchange Contracts – Liabilities	—	(693,272)	—	(693,272)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$13,091,908	$134,769,580	$126,484,181	$(1,764)	$3,808	$21,379,351
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$149,355	$—
(3) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.